Zou Derong

Chen Weidong

AND

John Eliasov

LOAN AGREEMENT

June 11, 2008

LOAN AGREEMENT

THIS LOAN AGREEMENT (the "**Agreement**") is entered into as of June 11, 2008 by and between:

LENDERS:

(1) **Zou Derong**, a Chinese citizen (ID # 522601196603277616), with his legal residence at A4—602, Baoya Garden, 20th District, Bao An, Shenzhen, People's Republic of China ("**PRC**"); and **Chen Weidong**, a Chinese citizen (ID # 441621680818445) with his legal residence at Xinwei 19—102, Guangming Farm, Bao An, Shenzhen, PRC (each a "**Lender**" and together, the "**Lenders**").

BORROWER:

(2) **John Eliasov**, an ISRAEL citizen (ID # 10919441), with his legal residence at 32/1 Hameyasdim Street, Kfar Saba 44371, ISRAEL ("**Borrower**").

(The Lenders and the Borrower are individually and collectively referred herein as a "**Party**" and the "**Parties**.")

WHEREAS,

(1) The Lenders are individual citizens of the PRC;

(2) The Borrower is an individual citizen of ISRAEL;

(3) The Lenders intend to provide a loan in an aggregate principal amount of US dollars equivalent of Ten Million China Yuan Renminbi (RMB 10,000,000) to the Borrower, and the Borrower intends to borrow the above amount from the Lenders for the purpose of forming a company ("**Hong Kong Co.**") in the Hong Kong Special Administrative Region of the People's Republic of China ("**Hong Kong SAR**");

(4) As a condition to extending the Loan to the Borrower under this Agreement, the Parties have agreed that an Option Agreement shall be entered into separately on the same day, whereby the Lenders shall be granted the option to acquire, in part or in full, the membership interest that the Borrower owns in Hong Kong Co. (the "**Option Agreement**").

NOW THEREFORE, the Parties have reached an agreement to abide by the terms and conditions as follows:

1. DETAILS OF THE LOAN

1.1. <u>**The Loan.**</u> The Lenders will, subject to the terms and conditions of this Agreement, extend a loan for the benefit of the Borrower in the aggregate principal amount of US dollars equivalent of RMB 10,000,000 (the "**Loan**").

1.2. **Withdrawal.** The Borrower will withdraw the entire principal amount of the Loan amounting to US dollars equivalent of RMB 10,000,000 from the Lenders within 15 working days after the execution of the Agreement.

1.3. **Maturity; Repayment.**

(a) The term of the Loan (the "**Term**") will commence from the date the Borrower receives the Loan according to Section 1.2 until (a) the Lenders choose to exercise their rights under the Option Agreement by requiring the transfer of up to (i) 80% of the membership interest in Hong Kong Co., or (ii) 100% of the equivalent shares received by Borrower upon the consummation of the Approved Exchange (as defined in the Option Agreement), to the Lenders or their nominee(s); or (b) the occurrence of any of the circumstances described in Section 4.1 herein (in each case, the "**Maturity Date**"). Upon the Maturity Date, the Borrower will forthwith pay any outstanding amount of the Loan if required pursuant to Section 4.2.

(b) The obligation of the Borrower to repay the Loan will be deemed satisfied in full, and this Agreement will be deemed terminated forthwith, only when (i) 80% of the membership interest in Hong Kong Co. or (ii) 100% of the equivalent shares received by Borrower upon the consummation of the Approved Exchange (as defined in the Option Agreement), has been duly transferred to the Lenders or their nominee(s) pursuant to the Lenders exercising their rights under the Option Agreement, or (ii) the Borrower pays off all the remaining unpaid Loan in other means approved by the Lenders. In the event that the Borrower only transfers part of (1) the membership interest in Hong Kong Co. or (2) the equivalent shares received by Borrower upon the consummation of the Approved Exchange (as defined in the Option Agreement), the Borrower will continue to perform the payment obligations and other liabilities under the Agreement.

1.4. **Interest.** Unless otherwise provided under this Agreement, the Loan will bear no interest.

2. REPRESENTATIONS AND WARRANTIES

2.1. **Lenders' Representations and Warranties.** The Lenders hereby represent and warrant to the Borrower that, as of the execution date of this Agreement:

(a) In connection with the transactions provided for herein, each Lender, severally but not jointly, hereby represents and warrants that each of the Lenders is a citizen and lawful resident of the PRC with the full legal capacity to execute and deliver this Agreement and perform each of their individual obligations hereunder;

(b) The Lenders have taken all necessary and proper actions and obtained all necessary consents from third parties (if required) to authorize the

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execution and delivery of this Agreement and all of the contracts and documents referred to in this Agreement to which they are a party, and to authorize the performance and observance of the terms and conditions thereunder;

(c) To the best of their knowledge, the execution and performance of this Agreement by the Lenders does not violate any contracts or documents to which they are a party.

2.2. **Borrower's Representations and Warranties.** The Borrower hereby represents and warrants to the Lenders that, at all times during the Term of the Loan and before this Agreement terminates:

(a) The Borrower is a citizen and lawful resident of ISRAEL with full legal power, right and authority to enter into this Agreement and all of the contracts and documents referred to in this Agreement to which he is a party, and to observe and perform his obligations hereunder and thereunder;

(b) The Borrower has taken all necessary and proper actions and obtained all necessary consents from third parties (if required) to authorize the execution and delivery of this Agreement and all of the contracts and documents referred to in this Agreement to which he is a party, and to authorize the performance and observance of the terms and conditions thereunder;

(c) To the best of his knowledge, the execution and performance of this Agreement by the Borrower does not violate any contracts or documents to which the Borrower is a party;

(d) Except for the security interest to be created pursuant to the Option Agreement, no pledge, third party claims or unexercised options, encumbrances or any security interest whatsoever has been or will be created in favor of any party other than the Lenders on all or any part of the equity interest owned by the Borrower in Hong Kong Co.; and

(e) There have not been any pending or potential disputes, litigation, arbitration or other legal or administrative proceedings arising from or in connection with the membership interest owned by the Borrower in Hong Kong Co.

3. COVENANTS

3.1. The Borrower hereby covenants to the following:

(a) Except for a transfer in the Approved Exchange, unless the Borrower receives a signed, written approval from the Lenders, he will not sell (or offer to sell), transfer, assign or otherwise dispose of his 80% interest, in whole or in part, in Hong Kong Co., or any rights, options or warrants to purchase any of the Borrower's right, title or interest in

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Hong Kong Co., whether now owned or hereinafter acquired by the Borrower, to any person or entity;

(b) Unless the Borrower receives a signed, written approval from the Lenders, he will not create or permit to subsist any mortgage, pledge, lien, encumbrance or third party right over, in or to all or any part of the Borrower's interest in Hong Kong Co., or all or substantially all of the assets of Hong Kong Co.;

(c) Borrower shall comply in all material aspects with all applicable laws, regulations, ordinances, decrees and requirements of governmental authorities;

(d) Borrower shall not take any action that will have a material adverse impact on the assets and liabilities, business operations, and financial position of Hong Kong Co.;

(e) Borrower shall not take any action or commit any omission in violation of the terms and conditions of the Agreement; and

(f) Borrower shall promptly give notice in writing to the Lenders of all litigation, arbitration, administrative or regulatory proceedings (if any) for which he is aware of affecting the Borrower or the property and property interest of the Borrower.

4. EVENTS OF DEFAULT AND REMEDIES

4.1. __Events of Default.__ The occurrence of any one or more of the following events constitute an event of default ("**Event of Default**"):

(a) The Borrower fails to fulfill his obligations under Section 1.3 above in accordance with this Agreement;

(b) Any of the representations or warranties made by the Borrower under Section 2.2 of the Agreement proves to be untrue, incomplete or misleading, in any material respect;

(c) The Borrower fails to observe or perform any covenants set forth under Sections 3.1 of this Agreement;

(d) The Borrower becomes financially insolvent or any judicial or administrative proceedings have been initiated by or against the Borrower under any bankruptcy, suspension of payments, insolvency, receivership, guardianship or trust law or other law in respect of the debtor's relief;

4.2. __Default and Damages.__

The Loan shall become immediately due, and the Borrower shall be obligated to transfer all 80% of his membership interest in Hong Kong Co. to the

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Lenders and compensate the Lenders for any economic damages, including all costs and fees related to enforcing his rights hereunder.

5. DISPUTE RESOLUTION

5.1. <u>**Arbitration.**</u> Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof, must be settled through an arbitration conducted in Hong Kong SAR under the auspices of the Hong Kong International Arbitration Centre (the "**HKIAC**") and in accordance with the **United Nations Commission on International Trade Law** Arbitration Rules (the "**Rules**") as presently in force. Arbitration shall be deemed to commence upon the request or demand for arbitration filed by one party with the other party in accordance with the Rules. Any award or decision by the arbitration tribunal will be final, non-appealable and binding upon the parties, and judgment thereon may be entered in any court having jurisdiction thereof. Any award or decision shall be rendered by a majority of the members of the arbitration tribunal.

5.2. <u>**Appointment of Tribunal.**</u> The arbitration tribunal will consist of three (3) members, one of whom will be appointed by each Party to this Agreement and the third of whom will be appointed by mutual agreement of the two arbitrators appointed by the Parties and will act as the chairman of the arbitration tribunal. In the event that the two Party appointed arbitrators fail to agree upon the appointment of the third arbitrator within sixty (60) days after the commencement of the arbitration proceeding, the third arbitrator will be appointed by the HKIAC. In the event that either Party fails to appoint its respective arbitrator within thirty (30) days after the commencement of the arbitration proceedings, such arbitrators and the third arbitrator will be appointed in accordance with the Rules.

5.3. <u>**Place.**</u> The place of arbitration shall be in the Hong Kong SAR.

5.4. <u>**Language.**</u> English will be the language used during the arbitral proceeding.

5.5. <u>**Continuing Performance.**</u> During the period when a dispute is being resolved, the Parties will in all other respects continue their implementation of this Agreement.

6. ASSIGNMENT AND TRANSFERABILITY

6.1. <u>**No Assignment by the Borrower.**</u> Without the prior written consent of the Lenders, the Borrower will not transfer, assign or delegate any of his rights, privileges, obligations and responsibilities under this Agreement to any third party, including its connected persons or entities.

6.2. <u>**Assignment by the Lenders.**</u> The Lenders may, at their discretion, transfer, assign or delegate their rights and obligations under this Agreement to a third party of their designation upon providing a five (5) working-day prior written notice to the Borrower. The Borrower will be deemed to have given his consent effectively and irrevocably herein.

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7. MISCELLANEOUS

7.1. **Governing Law.** The execution, validity, interpretation, performance, amendment and termination of this Agreement will be governed by the laws of the Hong Kong SAR, without giving effect to the principle of choice of law of that jurisdiction.

7.2. **Effectiveness.** This Agreement will become effective and binding on the Parties upon its execution by the duly authorized representatives of the Parties.

7.3. **Amendment.** Unless otherwise provided under this Agreement, any amendment to the Agreement will come into effect only after a written agreement is duly executed by the Parties.

7.4. **Currency.** All amounts payable by the Borrower under this Agreement must be calculated and paid in United States Dollars.

7.5. **No Waiver.** No delay or omission to exercise any right, power or remedy accruing to any Party upon any breach or default of any other Party hereto under this Agreement, will impair any such right, power or remedy of the aggrieved Party nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the parties, will be cumulative and not alternative.

7.6. **Entire Agreement.** This Agreement, and other contracts and documents referred to herein or incorporated by express reference, constitute the entire agreement among the Parties with respect to the subject matter of this Agreement and supersede all previous verbal and written agreements, contracts, undertakings and communications of the Parties with respect to the subject matter of this Agreement.

7.7. **Severability.** If any clause of this Agreement is deemed illegal or unenforceable under applicable PRC laws, such clause will be deemed to have been deleted from this Agreement and have no effect. Other terms and conditions of this Agreement will remain effective and this Agreement will be deemed to have excluded such clause from the initial execution of this Agreement.

7.8. **Confidentiality.** For five (5) years from the date of this Agreement, each Party will strictly maintain the confidentiality of all Confidential Information, and will not, directly or indirectly, disclose, use or exploit such information for any purpose other than the good faith performance of this Agreement; provided, however, the Parties agree that after the consummation of the

Approved Exchange, the contents of this Agreement may be required to be publicly disclosed pursuant to United States securities laws or regulations and no such disclosure shall be deemed to be a breach of this provision.

As used herein, "**Confidential Information**" means: (i) the existence and contents of this Agreement and all the agreements and documents referred to herein or otherwise incorporated by reference; and (ii) any information, documents or data in any form that may contain non-public information relating to any Party, including technical information, data, processes and methodologies, trade secrets, market analyses, pricing information, customer lists, research, software, general know-how, designs, commercial and other proprietary or confidential information or data, and any financial results or information.

7.9. **Counterpart.** This Agreement is executed by all Parties in three (3) original copies. Each Party will keep one original copy.

7.10. **Further Assurance.** The Parties will take such further actions, and execute such further documents and instruments, as may be reasonably required to carry out the terms of this Agreement.

7.11. **Expenses.** Each Party will bear its respective expenses in connection with this Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Loan Agreement as of the date first written above.

Lenders:

Zou Derong

邹德荣

(Signature)

Chen Weidong

邹德荣代

(Signature)

Borrower:

John Eliasov

(Signature)